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                                                                    EXHIBIT 24.1



                        POWER OF ATTORNEY OF DIRECTORS

     KNOW BY ALL PERSONS BY THESE PRESENTS:

     Each of the undersigned hereby constitutes and appoints Victor J. Bacigalupi, W. Roger Haughton, and John M. Lorenzen, Jr. and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Registration Statement No. 33-99378, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.


          /s/ Mariann Byerwalter                       June 6, 2001
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              Mariann Byerwalter

          /s/ Dr. James C. Castle                      June 6, 2001
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              Dr. James C. Castle

          /s/ Donald C. Clark                          June 6, 2001
     -------------------------------
              Donald C. Clark

          /s/ W. Roger Haughton                        June 5, 2001
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              W. Roger Haughton

          /s/ Wayne E. Hedien                          June 6, 2001
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              Wayne E. Hedien

          /s/ Louis G. Lower II                        June 6, 2001
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              Louis G. Lower II

          /s/ Raymond L. Ocampo, Jr.                   June 6, 2001
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              Raymond L. Ocampo, Jr.

                                                       June ___, 2001
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              John D. Roach

          /s/ Dr. Kenneth T. Rosen                     June 6, 2001
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              Dr. Kenneth T. Rosen

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          /s/ Richard L. Thomas                        June 7, 2001
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              Richard L. Thomas

          /s/ Mary Lee Widener                         June 7, 2001
     -------------------------------
              Mary Lee Widener

          /s/ Ronald H. Zech                           June 6, 2001
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              Ronald H. Zech